POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                    ROBERT M. BEAVERS, JR.
                                    Robert M. Beavers, Jr.










                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                     JOHN H. BIRDSALL, III
                                     John H. Birdsall, III




















                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                       THOMAS L. FISHER
                                       Thomas L. Fisher










                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                         JOHN E. JONES
                                         John E. Jones










                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                       DENNIS J. KELLER
                                       Dennis J. Keller










                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                       CHARLES S. LOCKE
                                       Charles S. Locke









                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                      SIDNEY R. PETERSEN
                                      Sidney R. Petersen










                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                        DANIEL R. TOLL
                                        Daniel R. Toll










                           POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint
D. L. CYRANOSKI, D. W. LOHRENTZ and T. D. GREENBERG, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the NI-Gas Savings Investment Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 14th day of December, 1994.





                                       PATRICIA A. WIER
                                       Patricia A. Wier